UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: December 18, 2016

(Date of earliest event reported)

LOXO ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-36562	46-2996673
(Commission File Number)	(IRS Employer Identification No.)

281 Tresser Blvd., 9th Floor Stamford, CT	06901
(Address of Principal Executive Offices)	(Zip Code)

(203) 653-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD.

On December 18, 2016, Loxo Oncology, Inc. (“Loxo Oncology”) issued a press release announcing the presentation of updated clinical data for Loxo Oncology’s ongoing LOXO-101 Phase 1 trial as reported by study investigators at the 2016 European Society for Medical Oncology Asia Congress in Singapore.  A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.  A copy of the slides presented by the study investigators are furnished as Exhibit 99.2 to this report and incorporated herein by reference.

On December 19, 2016, Loxo Oncology issued a press release announcing program updates and an investor conference call.  A copy of the press release is furnished as Exhibit 99.3 to this report and incorporated herein by reference.  A copy of the slides presented during the investor conference call are furnished as Exhibit 99.4 to this report and incorporated herein by reference.

The information furnished with this report, including Exhibit 99.1, Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description of Exhibit

99.1	Press release dated December 18, 2016.

99.2	Slides presented by study investigators on December 18, 2016.

99.3	Press release dated December 19, 2016.

99.4	Slides presented by Loxo Oncology on December 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loxo Oncology, Inc.

Date: December 19, 2016	By:	/s/ Jennifer Burstein
	Name:	Jennifer Burstein
	Title:	Vice President of Finance and principal financial officer